TRAC Intermodal Reports 2014 Earnings

PRINCETON, N.J., March 19, 2015 /PRNewswire/ -- TRAC Intermodal LLC, the largest provider of intermodal chassis in North America, will present its 2014 earnings and financial results on Friday, March 20, 2015 at 9:00 a.m. Eastern Daylight Time. Dial in information for the conference call can be accessed as follows:

https://cossprereg.btci.com/prereg/key.process?key=PM4HHPP6C

Presentation materials to be used by management on the conference call are available on the "Investor Relations" section of the Company's website. The Company's financial statements are attached as an exhibit to this press release. An on-demand audio replay of the conference call will also be available on the Company's website within 24 hours of the call. This earnings announcement, as well as additional detailed financial information, is contained in the "Investor Relations" section of the Company's website at www.tracintermodal.com and on Form 8-K furnished to the Securities and Exchange Commission.

About TRAC Intermodal

TRAC Intermodal is the world's largest provider of marine and domestic chassis, measured by total assets, operating throughout the United States, Canada and Mexico. TRAC Intermodal provides short term rentals through an extensive chassis pool network, long term chassis leasing and pool/fleet management through the utilization of its proprietary PoolStat® information management system. TRAC Intermodal's active fleet consists of approximately 276,000 chassis. TRAC Intermodal has a broad operating footprint with 602 marine, 166 domestic and 61 depot locations across North America and is the leader in providing chassis solutions to the intermodal industry.

Forward Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities Exchange Act of 1934, as amended, which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this press release are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the following: the volume of world trade due to economic, political, or other factors; increased operating costs; increased regulatory costs; defaults by our customers; and, the demand for chassis. More information about potential factors that could affect our business and financial results is included in our filings with the SEC, including in our Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information.

FOR MORE INFORMATION:

Investor Relations:
Blake Morris
bmorris@tracintermodal.coma
+1 609.986.0270

Media Requests:
David Hamm
dhamm@tracintermodal.com
+1 609.986.0260

TRAC Intermodal LLC
211 College Rd East
Princeton, NJ 08540
www.tracintermodal.com

Exhibit - Financial Statements

TRAC Intermodal LLC and Subsidiaries
Consolidated Balance Sheets
At December 31, 2014 and 2013
(Dollars in Thousands)

	December 31
	2014	2013
Assets
Cash and cash equivalents	$ 4,256	$ 11,843
Accounts receivable, net of allowances of $19,030 and $12,475, respectively	135,076	113,138
Net investment in direct finance leases	16,215	25,026
Leasing equipment, net of accumulated depreciation of $400,408 and $365,429, respectively	1,436,909	1,394,088
Goodwill	251,907	251,907
Other assets	41,954	45,908
Total assets	$ 1,886,317	$ 1,841,910

Liabilities and member's interest
Accounts payable	$ 14,781	$ 12,092
Accrued expenses and other liabilities	74,449	42,692
Deferred income taxes, net	102,467	99,331
Debt and capital lease obligations:
Due within one year	30,546	34,029
Due after one year	1,133,676	1,130,108
Total debt and capital lease obligations	1,164,222	1,164,137
Total liabilities	1,355,919	1,318,252

Commitments and contingencies	—	—

Member's interest:
Member's interest	559,015	562,006
Accumulated other comprehensive loss	(28,617)	(38,348)
Total member's interest	530,398	523,658
Total liabilities and member's interest	$ 1,886,317	$ 1,841,910

TRAC Intermodal LLC and Subsidiaries
Consolidated Statements of Operations
For the Years Ended December 31, 2014, 2013 and 2012
(Dollars in Thousands)

	Year ended December 31
Revenues:	2014	2013	2012
Equipment leasing revenue	$ 588,287	$ 472,571	$ 373,060
Finance revenue	2,111	3,254	5,116
Other revenue	36,590	39,419	36,417
Total revenues	626,988	515,244	414,593

Expenses:
Direct operating expenses	333,135	289,767	214,125
Selling, general and administrative expenses	84,346	58,031	46,038
Depreciation expense	72,114	71,791	66,052
Provision for doubtful accounts	14,007	11,369	4,137
Impairment of leasing equipment	5,855	5,857	6,506
Early retirement of leasing equipment	37,766	—	—
Loss on modification and extinguishment of debt and capital lease obligations	315	904	8,850
Interest expense	86,837	91,085	75,102
Interest income	(61)	(287)	(143)
Other income, net	(925)	(2,074)	(809)
Total expenses	633,389	526,443	419,858

Loss before (benefit) provision for income taxes	(6,401)	(11,199)	(5,265)
(Benefit) provision for income taxes	(3,445)	18,154	(2,175)
Net loss	$ (2,956)	$ (29,353)	$ (3,090)

TRAC Intermodal LLC and Subsidiaries
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2014, 2013 and 2012
(Dollars in Thousands)

	Year ended December 31
	2014	2013	2012
Cash flows from operating activities
Net loss	$ (2,956)	$ (29,353)	$ (3,090)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	72,365	72,026	66,471
Provision for doubtful accounts	14,007	11,369	4,137
Amortization of deferred financing fees	6,763	6,183	4,001
Loss on modification and extinguishment of debt and capital lease obligations	315	904	8,850
Derivative loss reclassified into earnings	18,290	19,978	11,018
Ineffective portion of cash flow hedges	(84)	(82)	53
Payments to terminate derivative instruments	—	—	(90,370)
Impairment of leasing equipment	5,855	5,857	6,506
Early retirement of leasing equipment	37,766	—	—
Share-based compensation	810	1,181	1,765
Deferred income taxes, net	(4,351)	18,080	(5,028)
Other, net	(928)	(1,340)	(217)
Changes in assets and liabilities:
Accounts receivable	(35,264)	(43,888)	(27,110)
Other assets	(1,013)	(36)	848
Accounts payable	2,689	1,822	1,546
Accrued expenses and other liabilities	24,285	4,055	12,349
Net cash provided by (used in) operating activities	138,549	66,756	(8,271)

Cash flows from investing activities
Proceeds from sale of leasing equipment	8,265	7,066	2,689
Collections on net investment in direct finance leases, net of interest earned	4,622	5,706	7,836
Purchase of leasing equipment	(149,376)	(141,113)	(102,989)
Purchase of fixed assets	(4,999)	(4,225)	(588)
Net cash used in investing activities	(141,488)	(132,566)	(93,052)

Cash flows from financing activities
Proceeds from long-term debt	148,000	142,000	932,397
Repayments of long-term debt	(148,292)	(87,290)	(800,738)
Cash paid for debt issuance fees	(3,156)	(2,267)	(32,588)
Capital contribution from member	—	—	3,616
Investment in indirect parent	—	—	(3,616)
Excess tax benefits restricted shares	—	73	—
Repurchase of shares from employees	(858)	(820)	(307)
Net cash (used in) provided by financing activities	(4,306)	51,696	98,764
Effect of changes in exchange rates on cash and cash equivalents	(342)	(599)	110
Net decrease in cash and cash equivalents	(7,587)	(14,713)	(2,449)
Cash and cash equivalents, beginning of year	11,843	26,556	29,005
Cash and cash equivalents, end of year	$ 4,256	$ 11,843	$ 26,556

Supplemental disclosures of cash flow information
Cash paid for interest	$ 61,609	$ 65,957	$ 53,552
Cash paid (refunded) for taxes, net	$ 1,136	$ 763	$ (415)

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